UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2008

WOLVERINE TUBE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12164	63-0970812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clinton Avenue West, Suite 1000 Huntsville, Alabama	35801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (256) 353-1310

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement; and
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment to Secured Revolving Credit Facility

On February 21, 2008, Wolverine Tube, Inc. (the “Company”) amended its secured revolving credit facility pursuant to Amendment No. 10 to Amended and Restated Credit Agreement, among the Company and its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association (“Wachovia”), as administrative agent (the “Credit Agreement Amendment”). The Credit Agreement Amendment amends the Amended and Restated Credit Agreement, dated as of April 28, 2005, among the Borrowers, the lenders named therein and Wachovia (as amended, the “Credit Agreement”).

The terms of the Credit Agreement Amendment include:

•	an extension of the maturity date of the facility to April 28, 2009;

•	an adjustment to the borrowing base calculation to include certain work in process as eligible inventory;

•
a revision to the definition of “Consolidated EBITDA” to increase the amount for certain charges related to the Company’s Decatur, Alabama facility permitted to be included therein for purposes of the Company’s compliance with the minimum consolidated EBITDA covenants contained in the Credit Agreement and in the documents governing the Company’s receivable sales facility.

•	the addition of a $2.5 million excess availability requirement; and

•	Wachovia’s consent to the Second Amended and Restated RPA as discussed below.

As of February 21, 2008, $23.4 million in letters of credit and no revolving loans were outstanding under the secured revolving credit facility.

The foregoing description is qualified in its entirety by the terms of the Credit Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The remaining terms of the Credit Agreement, which are unchanged by the Credit Agreement Amendment, are described in Note 10 of the Notes to Consolidated Financial Statements contained in the Company’s Form 10-K for the year ended December 31, 2006 (as amended by Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”) on July 11, 2007), as updated by Note 6 of the Notes to Unaudited Condensed Consolidated Financial Statements contained in the Company’s Form 10-Q for the quarter ended April 1, 2007 and Note 7 of the Notes to Unaudited Condensed Consolidated Financial Statements contained in the Company’s Form 10-Q for the quarters ended July 1, 2007 and September 30, 2007, which disclosure is incorporated herein by reference.

Amendment to Receivables Sale Facility

On February 21, 2008, the Company amended its receivables sale facility pursuant to the Second Amended and Restated Receivables Purchase Agreement, dated as of February 21, 2008, among DEJ 98 Finance, LLC (“DEJ”), the Company, Wolverine Finance, LLC, a wholly owned subsidiary of the Company (“Wolverine Finance”), The CIT Group/Business Credit, Inc., individually and as co-agent (“CIT/BC”), and Wachovia, individually and as agent (the “Second Amended and Restated RPA”). The Second Amended and Restated RPA replaces the Amended and Restated Receivables Purchase Agreement, dated as of April 4, 2006, among DEJ, Wolverine Finance, the Company, Variable Funding Capital Company (“VFCC”), an affiliate of Wachovia, CIT/BC and Wachovia and certain other purchasers from time to time party thereto, and Wachovia, as agent (as previously amended, the “Existing RPA”).

The terms of the Second Amended and Restated RPA are substantially the same as those of the Existing RPA, except as follows:

•	The Second Amended and Restated RPA extends the scheduled termination date of the receivables sale facility from April 28, 2008 to February 19, 2009;

•	The Second Amended and Restated RPA decreases the facility’s purchase limit from $90 million to $75 million;

•	The Second Amended and Restated RPA adjusts certain stress and reserve factors and concentration limits used in the availability calculation; and

•	The Second Amended and Restated RPA reflects that VFCC is no longer a party to the receivables sale facility, and makes certain conforming changes in connection therewith.

As of February 21, 2008, there were no advances under the receivables sale facility.

The foregoing description is qualified in its entirety by the terms of the Second Amended and Restated RPA, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The remaining terms of the Existing RPA, which are unchanged by the Second Amended and Restated RPA, are described in Note 11 of the Notes to Consolidated Financial Statements contained in the Company’s Form 10-K for the year ended December 31, 2006 (as amended by Form 10-K/A filed with the SEC on July 11, 2007), as updated by Note 7 of the Notes to Unaudited Condensed Consolidated Financial Statements contained in the Company’s Form 10-Q for the quarter ended April 1, 2007 and Note 8 of the Notes to Unaudited Condensed Consolidated Financial Statements contained in the Company’s Form 10-Q for the quarters ended July 1, 2007 and September 30, 2007, which disclosure is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 27, 2008, the Company issued a press release regarding its entry into Amendment No. 10 to Amended and Restated Credit Agreement and the Second Amended and Restated Receivables Purchase Agreement. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

10.1
Amendment No. 10 to Amended and Restated Credit Agreement, dated as of February 21, 2008, among the Company and its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association, as administrative agent.

10.2
Second Amended and Restated Receivables Purchase Agreement, dated as of February 21, 2008, among DEJ 98 Finance, LLC, Wolverine Finance, LLC, Wolverine Tube, Inc., The CIT Group/Business Credit, Inc., individually and as co-agent, and Wachovia Bank, National Association, individually and as agent.

99.1	Press release, dated February 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: February 27, 2008

WOLVERINE TUBE, INC.

By:	/s/ David A. Owen
David A. Owen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amendment No. 10 to Amended and Restated Credit Agreement, dated as of February 21, 2008, among the Company and its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association, as administrative agent.

10.2
Second Amended and Restated Receivables Purchase Agreement, dated as of February 21, 2008, among DEJ 98 Finance, LLC, Wolverine Finance, LLC, Wolverine Tube, Inc., The CIT Group/Business Credit, Inc., individually and as co-agent, and Wachovia Bank, National Association, individually and as agent.

99.1	Press release, dated February 27, 2008.